UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020 (May 13, 2020)

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on Wednesday, May 13, 2020 at 8:00 a.m. Central Time at The Worthington Renaissance Hotel, Bur Oak Room, 200 Main Street in Fort Worth, Texas. As of March 27, 2020, the record date for the Annual Meeting, there were 255,684,829 shares of common stock issued and outstanding. A quorum of 214,534,688 shares of common stock was present or represented at the Annual Meeting.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.

Stockholders elected each of the Company’s seven nominees for director to serve a term of one year to expire at the 2021 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	160,171,225	14,493,108	332,054	39,538,301
Margaret K. Dorman	171,835,380	2,700,633	460,374	39,538,301
James M. Funk	169,314,918	5,485,993	195,476	39,538,301
Steve D. Gray	171,935,409	2,864,673	196,305	39,538,301
Greg G. Maxwell	172,279,050	2,530,422	186,915	39,538,301
Steffen E. Palko	166,745,902	8,059,793	190,692	39,538,301
Jeffrey L. Ventura	173,207,404	1,601,077	187,906	39,538,301

2.	Stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures of the Named Executive Officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,271,153	71,142,243	582,991	39,538,301

3.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
210,272,464	3,986,626	275,598	-

4.	Stockholders approved an increase to the number of shares of common stock issuable under the 2019 Equity-Based Compensation Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,002,218	51,689,970	304,199	39,538,301

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ David P. Poole
David P. Poole
Senior Vice President-General Counsel and Corporate Secretary

Date:  May 13, 2020

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